DIREXION SHARES ETF TRUST

DIREXION DAILY 7-10 YEAR TREASURY BULL 2X SHARES (SYTL)

DIREXION DAILY MID CAP BULL 2X SHARES (MDLL)

DIREXION DAILY SMALL CAP BULL 2X SHARES (SMLL)

Supplement dated October 17, 2014 to the Summary Prospectus dated July 29, 2014 and the Prospectus and Statement of Additional Information (“SAI”)

dated July 21, 2014

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a reverse split of the issued and outstanding shares of the Direxion Daily 7-10 Year Treasury Bull 2X Shares, Direxion Daily Mid Cap Bull 2X Shares and Direxion Daily Small Cap Bull 2X Shares (each a “Fund” and collectively, the “Funds”).

After the close of the markets on November 17, 2014, the Funds will affect reverse splits of their issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily 7-10 Year Treasury Bull 2X Shares	1 for 2	50%
Direxion Daily Mid Cap Bull 2X Shares	1 for 3	66%
Direxion Daily Small Cap Bull 2X Shares	1 for 3	66%

As a result of this reverse split, every two or three shares of a Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for the Funds will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately two- or three-times higher for the Funds. Shares of the Funds will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on November 18, 2014 (the “Effective Date”).

The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The tables below illustrate the effect of a hypothetical one for two and one for three reverse split anticipated for the Funds, as applicable and described above:

1 for 2 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	60	$20	$1,200

1 for 3 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	40	$30	$1,200

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse split, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit

Also as a result of the reverse split, the Funds will have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, the Funds will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.